SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen VA Special Equity Fund

         Effective October 4, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change to the Fund:

         Jay Zelko, Eric M. Teal and Timothy M. Stevenson, CFA, have been Co-Managers of the Fund since October 1999. Mr. Zelko joined First Union National Bank ("FUNB") in April 1994. Mr. Zelko is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999.

         Mr. Teal joined FUNB in September 1993 as an investment officer and has been Vice President and quantitative equity analyst since September 1997. Currently, Mr. Teal heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He is also responsible for equity quantitative management for the Evergreen Select Equity Funds. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.

         Mr. Stevenson has been an investment professional since August 1981. Before joining FUNB in November 1994 as a Senior Vice President and portfolio manager, Mr. Stevenson served as a research director and portfolio manager for Cedar Hill Associates, Inc. from July 1989 to July 1994. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.


October 11, 1999                                          550142-10/99


II.      Evergreen VA Fund

         The second paragraph of the Fund's "Investment Strategy," as referenced under the section of the prospectus entitled "FUND RISK/RETURN SUMMARIES," is restated in its entirety as follows:

           The Fund  invests  primarily  in the  common  stocks  of  large  U.S.
           companies. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. Other equity securities in which the Fund may invest include preferred stocks and securities convertible into common stocks.


December 15, 1999                                             XXXXXX   12/99